UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 15, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-3
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609	20-4382941

(State or Other Jurisdiction Of Incorporation of Registrant)	(Commission File Number of Registrant)	(Registrant’s I.R.S. Employer Identification No.)

8585 North Stemmons Freeway,
Suite 1100-N,
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

     Item 8.01. Other Events
          The consolidated financial statements of Financial Guaranty Insurance Company (“FGIC”) and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, and  the consolidated financial statements of FGIC and its subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and June 30, 2006, are included in this Form 8-K.  The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP.  The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to Santander Drive Auto Receivables Trust 2007-3, are attached hereto, as Exhibit 23.1.  The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached hereto as Exhibit 99.1.  The consolidated financial statements of FGIC and its subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and June 30, 2006  are attached hereto as Exhibit 99.2.

     Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:
23.1	Consent of Ernst and Young, LLP, Independent Registered Public Accounting Firm of Financial Guaranty Insurance Company and its subsidiaries.

99.1	Audited consolidated financial statements of the Financial Guaranty Insurance Company and subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006

99.2	Unaudited consolidated financial statements of the Financial Guaranty Insurance Company and subsidiaries as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
/s/ SANTANDER DRIVE AUTO RECEIVABLES LLC
Dated: October 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst and Young, LLP, Independent Registered Public Accounting Firm of Financial Guaranty Insurance Company and its subsidiaries.

99.1	Audited consolidated financial statements of the Financial Guaranty Insurance Company and subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006

99.2	Unaudited consolidated financial statements of the Financial Guaranty Insurance Company and subsidiaries as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006